SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 3, 2002

Science Applications International Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-12771 (Commission File Number)	95-3630868 (I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 1.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4
EXHIBIT 4.5
EXHIBIT 99.1

FORM 8-K

Item 5. Other Events and Regulation FD Disclosure.

     In a news release dated June 28, 2002, Science Applications International Corporation (SAIC) reported that it completed a private offering of 10-year and 30-year senior unsecured notes in the aggregate principal amount of $800 million. In the offering, SAIC issued $550 million in 6 1/4 percent notes due in 2012 and $250 million in 7 1/8 percent notes due in 2032. SAIC expects to use the net proceeds of this offering for general corporate purposes, including future acquisitions, expansion of its outsourcing business, stock repurchases and capital expenditures. The news release is attached as Exhibit 99.1

Item 7. Financial Statements and Exhibits

Exhibit 1.1	Purchase Agreement, dated as of June 21, 2002 between Registrant and J.P. Morgan Securities Inc., as representative for the initial purchasers.
Exhibit 4.1	Registration Rights Agreement, dated as of June 21, 2002 between Registrant and J.P. Morgan Securities Inc., as representative for the initial purchasers.
Exhibit 4.2	Indenture, dated as of June 28, 2002 between the Registrant and JP Morgan Chase Bank, as Trustee.
Exhibit 4.3	Form of 6 1/4% Note due 2012 (Rule 144A)
Exhibit 4.4	Form of 6 1/4% Note due 2012 (Regulation S)
Exhibit 4.5	Form of 7 1/8% Note due 2032 (Rule 144A).
Exhibit 99.1	News release dated June 28, 2002.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: July 3, 2002	By	/S/ DOUGLAS E. SCOTT

Douglas E. Scott
	Its:	Senior Vice President and General Counsel

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